UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported) - January  17, 2006

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)

         Delaware                      0-24414                  75-1638027
State or other jurisdiction          (Commission               (IRS Employer
      of incorporation               File Number)            Identification No.)

                      4441 Sigma Road, Dallas, Texas 75244
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code         (972) 233-2903


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2006 the Compensation Committee (the "Compensation Committee") of the Board of Directors of RF Monolithics, Inc. (the "Company") approved awards of restricted stock units to each of the Company's non-employee directors, Michael R. Bernique, Dean C. Campbell, and Francis J. Hughes, Jr.. The awards, each in the amount of 5,000 units, were made pursuant to the RF Monolithics, Inc. 1997 Equity Incentive Plan, as amended (the "1997 Plan"). When and to the extent that each restricted stock unit vests, subject to the terms and conditions of the award and the 1997 Plan, the recipient will be entitled to receive a share of the Company's common stock. The awards are scheduled to vest in four equal annual installments, with the first vesting date set for the first trading day of January 2007.

Item 8.01 Other Events.

On January 17, 2006 the Compensation Committee approved amendments to the RF Monolithics, Inc. Employee Stock Purchase Plan (the "ESPP") (i) to exclude all commissions and bonuses earned by an employee from the calculation of the employee's earnings for purposes of determining the maximum number of shares of common stock purchasable by such employee during any particular offering and
(ii) to provide that, unless otherwise specified in an offering under the ESPP, the purchase price for any purchase date will be the average closing market price of stock of the Company on NASDAQ on the last five trading days preceding and including the purchase date. These amendments did not require stockholder approval. A copy of the ESPP, as amended to date, is attached hereto as Exhibit 99.1


On January 18, 2006 the stockholders of the Company , by majority vote, approved an amendment to the 1997 Plan, increasing the number of shares authorized for issuance from a total of 2,207,500 shares to 2,607,500 shares. The Company's employees, directors and consultants, including named executive officers, are eligible to participate under the 1997 Plan. A copy of the 1997 Plan, as amended to date, is attached hereto as Exhibit 99.2.

Item 9.01   Financial Statement and Exhibits.
               (c)   Exhibits.
                     Exhibit         Description
                     -------         -----------
                     99.1            RF Monolithics, Inc., Employee Stock
                                     Purchase Plan, as amended
                     99.2            RF Monolithics, Inc. 1997 Equity Incentive
                                     Plan, as amended



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RF MONOLITHICS, INC.


                                          By:      /s/ Harley E Barnes, III
                                               ---------------------------------
                                                   Harley E Barnes, III
                                                   Chief Financial Officer


Date: January 23, 2006

                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------
99.1               RF Monolithics, Inc. Employee Stock Purchase Plan, as amended
99.2               RF Monolithics, Inc. 1997 Equity Incentive Plan, as amended